Exhibit 99.1

DeFi Development Corp. Announces Proposed Private Offering of $100 Million of Convertible Notes

BOCA RATON, FL — July 1, 2025 — DeFi Development Corp. (Nasdaq: DFDV) (the “Company”), the first public company with a treasury strategy built to accumulate and compound Solana (“SOL”), today announced that it intends to offer, subject to market conditions and other factors, $100 million aggregate principal amount of convertible senior notes due 2030 (the “Convertible Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchasers of the Convertible Notes an option to purchase, for settlement within a 13-day period beginning on, and including the date on which the Convertible Notes are first issued, up to an additional $25 million aggregate principal amount of the Convertible Notes.

The Company intends to use a portion of the net proceeds from the offering to repurchase shares of the Company’s common stock, par value $0.00001 per share (the “common stock”) through the prepaid forward described below. The Company expects to use the remainder of the net proceeds from the offering for general corporate purposes, including the acquisition of SOL.

The Convertible Notes will be senior unsecured obligations of the Company and will accrue interest at a rate payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2026. The Convertible Notes will mature on July 1, 2030, unless earlier repurchased, redeemed or converted in accordance with their terms. Prior to January 1, 2030, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date.

The Convertible Notes will be convertible into cash, shares of common stock or a combination of cash and shares of common stock, at the Company’s election, subject to certain restrictions. The initial conversion rate, interest rate, and other terms of the Convertible Notes will be determined at the time of pricing in negotiations with the initial purchasers of the Convertible Notes.

In connection with the pricing of the Convertible Notes, the Company expects to enter into a privately negotiated prepaid forward stock purchase transaction (the “prepaid forward”) with one of the initial purchasers of the Convertible Notes (the “forward counterparty”).

The prepaid forward is generally intended to facilitate privately negotiated derivative transactions, including swaps, between the forward counterparty or its affiliates and investors in the Convertible Notes, enabling those investors to hedge their investments in the Convertible Notes. As a result, the prepaid forward is expected to allow the investors to establish short positions that generally correspond to (but may be greater than) commercially reasonable initial hedges of their investment in the Convertible Notes. In the event of such greater initial hedges, investors may offset such greater portion by purchasing shares of common stock on the day the Company prices the Convertible Notes. In connection with establishing its initial hedges of the prepaid forward, the forward counterparty or its affiliates generally expect to, but are not required to, enter into one or more derivative transactions with respect to shares of common stock with the investors of the Convertible Notes concurrently with or after the pricing of the Convertible Notes. Such activities, which may occur on or shortly after the pricing date of the Convertible Notes, could have the effect of increasing (or reducing the size of any decrease in) the market price of the shares of common stock and effectively raise the conversion price of the Convertible Notes.

Neither the Company nor the forward counterparty will control how investors of the Convertible Notes may use such derivative transactions, and any related market activity could result in more purchases or sales of common stock than there otherwise would have been, potentially impacting the market price of common stock and/or the price of the Convertible Notes.

In addition, the forward counterparty or its affiliates may modify its hedge positions by entering into or unwinding one or more derivative transactions with respect to shares of common stock and/or purchasing or selling shares of common stock or other securities of the Company in secondary market transactions at any time following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes. These activities could also cause or avoid an increase or a decrease in the market price of the common stock or the Convertible Notes, which could affect the ability to convert the Convertible Notes and, to the extent the activity occurs following conversion or during any observation period related to a conversion of Convertible Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the Convertible Notes.

About DeFi Development Corp.

DeFi Development Corp. (Nasdaq: DFDV) has adopted a treasury policy under which the principal holding in its treasury reserve is allocated to SOL. Through this strategy, the Company provides investors with direct economic exposure to SOL, while also actively participating in the growth of the Solana ecosystem. In addition to holding and staking SOL, DeFi Development Corp. operates its own validator infrastructure, generating staking rewards and fees from delegated stake. The Company is also engaged across decentralized finance (DeFi) opportunities and continues to explore innovative ways to support and benefit from Solana’s expanding application layer.

The Company is an AI-powered online platform that connects the commercial real estate industry by providing data and software subscriptions, as well as value-add services, to multifamily and commercial property professionals, as the Company connects the increasingly complex ecosystem that stakeholders have to manage.

The Company currently serves more than one million web users annually, including multifamily and commercial property owners and developers applying for billions of dollars of debt financing per year, professional service providers, and thousands of multifamily and commercial property lenders, including more than 10% of the banks in America, credit unions, real estate investment trusts (“REITs”), debt funds, Fannie Mae® and Freddie Mac® multifamily lenders, FHA multifamily lenders, commercial mortgage-backed securities (“CMBS”) lenders, Small Business Administration (“SBA”) lenders, and more. The Company’s data and software offerings are generally offered on a subscription basis as software as a service (“SaaS”).

Forward-Looking Statements

This release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "believe," "project," "estimate," "expect," strategy," "future," "likely," "may,", "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) fluctuations in the market price of SOL and any associated impairment charges that the Company may incur as a result of a decrease in the market price of SOL below the value at which the Company’s SOL are carried on its balance sheet; (ii) the effect of and uncertainties related the ongoing volatility in interest rates; (iii) our ability to achieve and maintain profitability in the future; (iv) the impact on our business of the regulatory environment and complexities with compliance related to such environment including changes in securities laws or other laws or regulations; (v) changes in the accounting treatment relating to the Company’s SOL holdings; (vi) our ability to respond to general economic conditions; (vii) our ability to manage our growth effectively and our expectations regarding the development and expansion of our business; (viii) our ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth and (ix) other risks and uncertainties more fully in the section captioned "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other reports we file with the SEC. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Investor Contact:

ir@defidevcorp.com

Media Contact:

Prosek Partners

pro-ddc@prosek.com